EXHIBIT 99.1

ISTA PHARMACEUTICALS, INC.

2004 PERFORMANCE INCENTIVE PLAN

This 2004 PERFORMANCE INCENTIVE PLAN (the “Plan”) is hereby established by ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and adopted by its Board of Directors as of June 10, 2004 (the “Effective Date”), subject to approval of the Plan by the Company’s stockholders.

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board subject to the Board’s authority to delegate responsibility for any matter to the Committee or to another entity as set forth in Section 9.1 of the Plan.

2.2 Affiliated Company. “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award. “Award” means an Option, SAR, Restricted Share, Performance Share or Performance Unit issued to a Participant under the Plan.

2.4 Award Agreement. “Award Agreement” means an Option Agreement, SAR Agreement, Restricted Shares Issuance Agreement, Stock Purchase Agreement, Performance Share Agreement, or Performance Unit Agreement issued to a Participant pursuant to the Plan.

2.5 Board. “Board” means the Board of Directors of the Company.

2.6 Change in Control. “Change in Control” shall mean the occurrence of any of the following events:

(a) The approval by stockholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that any such merger or consolidation as a result of a Going Private Transaction (defined below) pursuant to Rule 13e-3 of the Securities Exchange Act of 1934 (the “Act”) shall not constitute a Change of Control;

(b) The approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) Any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided, however, that any such “person” becoming a “beneficial owner” of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities as a result of (A) a financing of the Company, or (B) an all cash tender offer by a private equity firm, venture capital firm or other financial buyer, as reasonably determined by the Company, shall not constitute a Change in Control; or

(d) A change in the composition of the Board, as a result of which less than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transactions described in subsections (i), (ii), or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company; provided, however, that any such change in the composition of the Board as a result of a financing of the Company (as reasonably determined by the Company) shall not constitute a Change in Control.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 9.1 hereof.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, $.001 par value, subject to adjustment pursuant to Section 4.3 hereof.

2.10 Consultant. “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.12 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.13 Employee. “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Affiliated Company.

2.14 Effective Date. “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price” means (i) the purchase price per share of Common Stock payable upon exercise of an Option, or (ii) the value assigned to an SAR as designated by the Administrator at the time such SAR is granted.

2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.18 Incentive Option. “Incentive Option” means any Option so designated by the Administrator and intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.21 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.22 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.23 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.24 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.25 Optionee. “Optionee” means a Participant who holds an Option.

2.26 Non-employee Director. “Non-employee Director” shall have the meaning given in Section 5.10 below.

2.27 Participant. “Participant” means an individual or entity that holds an Award under the Plan.

2.28 Performance Goal. “Performance Goal” means

(a) Earnings before interest, taxes, depreciation and amortization as reported by the Company in its SEC filings (“EBITDA”);

(b) Earnings per common share on a fully diluted basis determined by dividing net earnings, less dividends on preferred stock of the Company by the weighted average number of common shares and common shares equivalents outstanding (“EPS”);

(c) Consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders equity (“ROE”);

(d) cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by Committee at the time an Award is granted (“Cash Flow”);

(e) Cash postings less cost of sales, operating expenses (net of bad debt) and capital expenditures (“Free Cash Flow”);

(f) Sales growth;

(g) Cost containment or reduction;

(h) The change in market price of the Company’s common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by the beginning quoted market price, all of which adjusted for any changes in equity structure, including without limitation stock splits and stock dividends (“Total Stockholder Return”); or

(i) Advancement of the Company’s strategic plan to a commercial stage company including, without limitation, such criteria as the development and regulatory approval of the company’s products and the commercialization of these products.

“Performance Goals” means any one or more thereof.

2.29 Performance Share. A “Performance Share” award is a grant of a right to receive shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 8 of the Plan.

2.30 Performance Unit. A “Performance Unit” award is a grant of a right to receive a designated dollar value amount equal to the Fair Market Value of a designated number of shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 8 of the Plan.

2.31 Purchase Price. “Purchase Price” means the purchase price per Restricted Share.

2.32 Restricted Shares. “Restricted Shares” means shares of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.33 Restricted Shares Issuance Agreement. “Restricted Shares Issuance Agreement” means the written agreement entered into between the Company and a Participant with respect to the issuance of Restricted Shares under the Plan.

2.34 Rule 16b-3 Covered Person. “Rule 16b-3 Covered Person” means any key Employee or any Non-employee Director designated by the Administrator with respect to which any transaction involving Common Stock may be eligible for the exemption from Section 16(b) of the Exchange Act set forth in Rule 16b-3

2.35 Section 162(m) Covered Employee. “Section 162(m) Covered Employee” means (i) the chief executive officer of the Company and the four (4) other individuals that are the highest compensated officers of the Company for the relevant taxable year of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act and (ii) any other key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.36 Service Provider. “Service Provider” means a Consultant, employee, non-employee Director of the Company or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.37 SAR. “SAR” means a stock appreciation right that entitles the Participant to receive, in cash or Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise; over (b) an Exercise Price established by the Administrator at the time of grant.

2.38 Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Shares under the Plan.

2.39 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Shares

3.3 Performance Shares and Performance Units. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company) are eligible to receive Performance Shares and Performance Units described in Section 8.2 of the Plan.

3.4 Section 162(m) Limitation. Subject to the provisions of Section 4.2, the aggregate number of shares of Common Stock with respect to which Options and SARs may be granted to any Employee shall not exceed 400,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common stock with respect to which Options and SARs may be granted to any Employee shall not exceed 800,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company.

3.5 Restrictions. Notwithstanding Sections 3.1 and 3.2 above or any other provision of this Plan to the contrary, no employee, director, Consultant or officer of the Company or any Affiliated Company shall be eligible to receive an Award, or any right to receive the same, pursuant to this Plan unless and until this Plan has been approved by a majority of the shares present and entitled to vote at a meeting of the Company’s stockholders.

ARTICLE 4

GRANTING OF AWARDS

4.1 Shares Subject to the Plan. The shares of stock available as a basis for Awards shall be Common Stock. Such shares may be issued from either previously authorized but unissued shares or treasury shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.3 hereof. A total of 2,053,107 shares of Common Stock may be issued under the Plan (which includes the shares of Common Stock available for future issuance under the Company’s 2000 Stock Plan, as amended (the “2000 Plan”) as of the date of approval of the Plan by the Company’s stockholders, as well as any shares of Common Stock returned to the 2000 Plan). For purposes of this limitation, in the event that (a) all or any portion of any Award granted or offered under the Plan can no longer under any circumstances be exercised or purchased, or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Incentive Option Agreement, Nonqualified Option Agreement, Restricted Shares Issuance Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option, Stock Purchase Agreement, or such Restricted Shares Issuance Agreement, or the shares so reacquired, shall again be available for grant or issuance under the Plan. Shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Administrator) shall not count against the above limit and shall again become available for grant or issuance under the Plan. To the extent required by Section 162(m) of the Code, shares issuable upon any Award that are canceled continue to count against the total Award limit set forth above. Additionally, only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limit, and any shares which were designated to be used for such purposes and were not in fact so used shall again become available for grant or issuance under the Plan.

4.2 Additional Limitations. Subject to Section 4.3 hereof, the following additional maximums are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 1,853,107 shares.

(b) The maximum number of shares of Common Stock that may be issued as Restricted Stock shall be 200,000 shares.

(c) Notwithstanding any other provision of the Plan, in no event shall grants to any Participant of Restricted Shares under Article 7 of this Plan or Performance Shares under Section 8.2 of this Plan relate to more than the 400,000 shares of Common Stock during any calendar year or, with respect to Performance Units under Section 8.2, in no event shall such grants exceed the fair market value of 400,000 shares of Common Stock determined on the date of grant. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to an any Participant of such Restricted Shares or Performance Shares exceed 800,000 shares of Common Stock, or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 800,000 shares of Common Stock determined on the date of grant.

4.3 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Section 3.3 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

4.4 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C)

of the Code set forth in Section 8.3 of the Plan shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.5 Section 162(m) Covered Employees.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding any other provision of the Plan or any Award that is granted to a Section 162(m) Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or ruling issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirement(s.)

4.6 Rule 16b-3 Covered Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to a Rule 16b-3 Covered Person shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule(s).

ARTICLE 5

OPTIONS

5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price for Nonqualified Options granted to Section 162(m) Covered Employees shall not be less than 100% of Fair Market Value on such date, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the waiver of compensation due or accrued to the Optionee for services rendered; (e) a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law, including the Sarbanes-Oxley Act of 2002, as amended.

5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goal(s), as shall be determined by the Administrator.

5.6 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

5.7 Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator’s sole and absolute discretion) pursuant to a DRO.

5.8 Rights as Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.9 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, a Service Provider, an officer, director or Consultant of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

ARTICLE 6

STOCK APPRECIATION RIGHTS (“SARs”)

6.1 Issuance of SARs. The Administrator shall have the right to issue SARs, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment.

6.2 SAR Agreements. Each SAR shall be issued pursuant to an SAR Agreement. Each SAR Agreement may be different from each other SAR Agreement.

6.3 Exercise Price. The Exercise Price of each SAR shall be established by the Administrator or shall be determined by a method established by the Administrator at the time the SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

6.4 Restrictions on Awards. Each SAR Award shall be subject to such conditions, restrictions and contingencies as the Administrator shall determine.

6.5 Exercise. SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Administrator, pursuant to the SAR Agreement.

ARTICLE 7

RESTRICTED SHARES

7.1 Issuance and Sale of Restricted Shares. The Administrator shall have the right to grant Restricted Shares subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Share Awards”). Such conditions shall include the Purchase Price to be paid by the grantee for such an Award, if any (but not less than the minimum lawful amount under applicable state law). Such conditions may also include, but are not limited to, continued employment or the achievement of specified Performance Goal(s). Notwithstanding the foregoing, the Administrator, in its discretion, may issue Restricted Shares to Participants with no Purchase Price.

7.2 Restricted Shares Purchase Agreements. A Participant shall have no rights with respect to the Restricted Shares covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price (if applicable) to the Company in the manner set forth in Section 7.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Shares, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

7.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the waiver of compensation due or accrued to the Participant for services rendered; or (e) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, including the Sarbanes-Oxley Act of 2002, as amended.

7.4 Rights as a Stockholder. Upon complying with the provisions of Section 7.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Shares purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

7.5 Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any Restricted Shares which have not vested as of the date of termination. Notwithstanding the foregoing, Restricted Share Awards may be transferred, with the consent of the Administrator, pursuant to a DRO (which consent may be withheld in the Administrator’s sole and absolute discretion).

7.6 Vesting of Restricted Shares. Subject to Section 7.5 above, the Stock Purchase Agreement shall specify the date or dates, the Performance Goal(s) that must be achieved, and any other conditions on which the Restricted Shares may vest.

ARTICLE 8

PERFORMANCE SHARES AND PERFORMANCE UNITS

8.1 Issuance of Performance Shares and Performance Units. The Administrator may, in its sole and absolute discretion, grant Performance Shares and Performance Units (collectively, “Performance Award” or “Performance Awards”) to Employees and Non-Employee Directors based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award.

8.2 Performance Share and Performance Unit Agreements.

(a) Performance Shares shall be issued pursuant to Performance Share Issuance Agreements and Performance Units shall be issued pursuant to Performance Unit Issuance Agreements (collectively, “Performance Award Agreement” or “Performance Award Agreements”). Any Performance Award Agreement may be different from any other Performance Award Agreement. Notwithstanding the foregoing, each Performance Award Agreement shall specify the maximum number of shares of Common Stock (if any) that may become issuable, the Purchase Price (but not less than the lawful minimum consideration) to be paid by the grantee for any such shares, the duration of the Performance Award and the conditions upon which delivery of any shares or cash to the Employee or Non-employee Director shall be based.

(b) The amount of shares or cash or other property that may be deliverable pursuant to such Performance Award shall be based upon the degree of attainment over a specified period (a “Performance Cycle”) as may be established by the Administrator of such measure(s) of the performance of the Company (or any unit thereof) or the Employee or Non-employee Director as may be established by the Administrator. The Administrator may apply for full or partial credit, prior to completion of such Performance Cycle or the attainment of the Performance Goal(s) specified in the Performance Award Agreement, in the event of the Participant’s death or Total Disability, a Change in Control or in such other circumstances as the Administrator may determine consistent with Section 9.1.

8.3 Special Performance-Based Awards.

(a) Without limiting the foregoing, and in addition to Options and SARs granted under other provisions of this Plan that are intended to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code (hereinafter, “Qualified Options” and “Qualified SARs” respectively), other Awards intended to constitute qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder, whether in the form of Performance Shares or Performance Units (“Qualified Performance-Based Awards”), the vesting or exercisability of which depends on the degree of achievement of the Performance Goal(s) specified in the applicable Performance Award Agreement, may be granted under this Plan by the Committee.

(b) Qualified Options, Qualified SARs and Qualified Performance-Based Awards must satisfy the following:

(i) Eligible Class. All Section 162(m) Covered Employees.

(ii) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan, in no event shall grants in any calendar year to an eligible Employee under this Section 8.3 relate to more than the 400,000 shares of Common Stock during any calendar year or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 400,000 shares of Common Stock determined on the date of grant. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to an eligible Employee under this Section 8.3 exceed 800,000 shares of Common Stock, or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 800,000 shares of Common Stock determined on the date of grant. Awards that are cancelled during the year shall be counted against these limits to the extent required under Section 162(m) of the Code.

(c) In addition to the requirements specified in subsection (b) of this Section 8.3, Qualified Performance-Based Awards must satisfy the following:

(i) The specific Performance Goal(s) for Qualified Performance-Based Awards granted under this Section 8.3 shall be, on an absolute or relative basis, one or more Performance Goal(s), as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Performance Award Agreement the specific performance target(s) that must be attained before the compensation under the Qualified Performance-Based Award becomes payable. The specific targets shall be determined within a time period permitted by Section 162(m) of the Code and the regulations thereunder so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one (1) or more than ten (10) years.

(ii) Committee Certification. Before any Qualified Performance-Based Award under this Section 8.3 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Qualified Performance-Based Award Agreement have been satisfied; provided, however, that a Qualified Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) in the event of a Change in Control.

(iii) Terms and Conditions of Qualified Performance-Based Awards. The Committee shall have the sole discretion to determine the restrictions or other limitations of such Award and reserves the right to reduce Awards, payouts or vesting or to pay no Awards.

ARTICLE 9

ADMINISTRATION OF THE PLAN

9.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to one or more Committees. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. Without limiting the foregoing, the Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, and Section 16 of the Exchange Act and SEC Rule 16b-3. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Notwithstanding the foregoing, the Administrator may delegate, to one or more officers of the Company, its powers under Section 9.2 of the Plan below, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law.

9.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Option, SAR and Performance Unit, the number of Restricted Shares to be offered, the number of shares offered as Performance Shares, and the consideration to be received by the Company upon the exercise of such Options or sale of such Restricted Shares; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Shares; (h) to extend the exercise date of any Option or acceptance date of any Restricted Shares; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including advisors to the Company.

9.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 10

CHANGE IN CONTROL

10.1 Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 11

AMENDMENT AND TERMINATION OF THE PLAN

11.1 Amendments. Subject to applicable law, including NASD stockholder approval requirements, the Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

11.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 12

TAX WITHHOLDING

12.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company in cash, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised, any Restricted Shares issued, or any other Award issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, in an amount determined on the basis of the lowest rate of withholding applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Shares, or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of withholding based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

ARTICLE 13

MISCELLANEOUS

13.1 Repricings Not Permitted. Notwithstanding anything herein to the contrary, the Administrator shall not have the authority to cause an adjustment to the Exercise Price of any outstanding Options or SARs (a “Repricing”), unless such Repricing is approved by a majority of the Company’s stockholders entitled to vote on such matter.

13.2 Benefits Not Alienable. For so long as it is subject to any restrictions pursuant to this Plan or an Award Agreement, no Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Plan shall prevent transfers by will or by the applicable laws of descent and distribution.

13.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere the right of the Company or any Affiliated Company to discharge any Participant at any time.

13.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

13.5 Annual Reports. During the term of this Plan, the Company will furnish to each Optionee who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.